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                                                                Exhibit 10(a)(v)


                             INTERCREDITOR AGREEMENT


                  INTERCREDITOR AGREEMENT dated as of December 30, 1997, by and among CITICORP NORTH AMERICA, INC., as agent (together with its successors and assigns, the "PROGRAM AGENT") for CORPORATE RECEIVABLES CORPORATION, a California corporation ("CRC"), and as collateral investor ("COLLATERAL INVESTOR"), and the banks and financial institutions (the "LIQUIDITY PROVIDERS") from time to time party to the Certificate Purchase Agreement referred to below and for any other Certificateholders (as hereinafter defined), THE EL-BEE RECEIVABLES CORPORATION, a Delaware corporation (the "TRANSFEROR"), THE EL-BEE CHARGIT CORP., an Ohio corporation ("CHARGIT"), THE ELDER-BEERMAN STORES CORP., an Ohio corporation ("ELDER- BEERMAN"), BANKERS TRUST COMPANY, not in its individual capacity but solely as trustee (together with its successors and assigns, the "TRUSTEE") of the Elder-Beerman Master Trust (the "TRUST"), and CITICORP USA, INC., in its separate capacity as agent (the "BANK AGENT"), for the issuer (the "ISSUING BANK") and the financial institutions (the "LENDERS") party to the Credit Agreement referred to below.

                             PRELIMINARY STATEMENTS

                  1. Elder-Beerman has agreed to sell, transfer and assign to Chargit, and Chargit has agreed to purchase from Elder-Beerman, all of the right, title and interest of Elder-Beerman in and to the Purchased Receivables (as hereinafter defined) pursuant to a Purchase Agreement dated as of the date hereof (as amended, supplemented or otherwise modified, the "FIRST PURCHASE AGREEMENT"), between Elder-Beerman and Chargit, and Chargit (together with Elder-Beerman, the "ORIGINATORS") has agreed to sell, transfer and assign to the Transferor, and the Transferor has agreed to purchase from Chargit, all of the right, title and interest of Chargit in and to the Purchased Receivables, pursuant to a Purchase Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "SECOND PURCHASE AGREEMENT", and together with the First Purchase Agreement, the "PURCHASE AGREEMENTS"), between Chargit and the Transferor.

                  2. The Transferor, Chargit, as servicer (the "SERVICER"), and the Trustee are parties to a Pooling and Servicing Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "POOLING AND SERVICING AGREEMENT"), pursuant to which the Transferor has agreed to transfer the Receivables to the Trustee on behalf of the Trust.

                  3. The Pooling and Servicing Agreement will be supplemented by the Series 1997-1 Supplement dated as of the date hereof (as amended, supplemented or otherwise


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modified from time to time, the "SERIES 1997-1 SUPPLEMENT") among the
Transferor, the Servicer and the Trustee.

                  4. CRC or the Liquidity Providers will purchase the Class A Certificates (as defined under the Series 1997-1 Supplement) issued under the Series 1997-1 Supplement, pursuant to a Certificate Purchase Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "CERTIFICATE PURCHASE AGREEMENT"), among the Transferor, the Trustee, CRC, the Liquidity Providers and the Program Agent.

                  5. Collateral Investor will purchase the Collateral Investor Certificates (as defined under the Series 1997-1 Supplement) issued under the Series 1997-1 Supplement, pursuant to a Loan Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "COLLATERAL INVESTOR LOAN AGREEMENT"), among the Transferor, the Trustee, Servicer, Program Agent, and the Collateral Investor.

                  6. The Purchase Agreements and the Pooling and Servicing Agreement provide for the filing of UCC (as hereinafter defined) financing statements in connection with obtaining and perfecting the ownership or security interests of the parties thereto in certain of the assets and properties constituting the Receivables.

                  7. Elder-Beerman, the Lenders, the Issuing Bank and the Bank Agent are parties to a Credit Agreement dated as of December 30, 1997 (as amended, supplemented, modified, restated, replaced or refinanced from time to time, with the same or a different group of lenders, issuing banks or bank agents, the "CREDIT AGREEMENT").

                  8. To secure certain obligations, Elder-Beerman and Chargit have granted to the Bank Agent, for the benefit of the Lender Parties (as hereinafter defined), a security interest in certain collateral, including but not limited to Receivables (as hereinafter defined) and proceeds thereof, pursuant to the Security Agreement (as such term is defined in the Credit Agreement).

                  9. It is a condition precedent to the making of the Purchase (as defined in the Certificate Purchase Agreement) under the Certificate Purchase Agreement and the purchase and sale of Collateral Investor Certificates under the Collateral Investor Loan Agreement and to the issuance of the certificates pursuant to the Series 1997-1 Supplement that the parties hereto enter into this Agreement.

                  10. The parties hereto have agreed to enter into this Agreement to set forth provisions regarding the allocation of priorities in, and the enforcement of remedies with

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respect to, the Purchased Property (as hereinafter defined) and with respect to the Collateral (as hereinafter defined);

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. DEFINED TERMS. As used in this Agreement, the following capitalized terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined). The term "Agreement" shall mean this Intercreditor Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "AMORTIZATION DATE" has the meaning specified in the Series 1997-1 Supplement.

                  "BANK CLAIM" means all "Obligations" as such term is defined in the Credit Agreement.

                  "BANK COLLATERAL" means all property and interests in property now owned or hereafter acquired by any Originator in or upon which a security interest, lien or mortgage is granted by any Originator or The Bee-Gee Shoe Corp., an Ohio corporation, to the Bank Agent under any of the Bank Loan Documents.

                  "BANK COLLATERAL DOCUMENTS" means each Bank Loan Document which grants a security interest, lien or mortgage in any asset of the Borrower, Chargit or the Transferor.

                  "BANK LOAN DOCUMENTS" has the meaning specified for the term "Loan Documents" in the Credit Agreement.

                  "BORROWER" has the meaning specified in the Credit Agreement.

                  "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Ohio or the State of New York or is a day on which banking institutions located in either of such states are closed; PROVIDED, HOWEVER, that when making reference to a Eurodollar Advance (as defined in the Credit Agreement)

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(including the making, continuing, prepaying or repaying of any Eurodollar
Advance), the term "Business Day" shall also exclude any day in which banks are not open for dealings in deposits of United States dollars on the London interbank market.

                  "CERTIFICATEHOLDERS" has the meaning specified in the Pooling and Servicing Agreement.

                  "CLAIM" means the Bank Claim or the Purchaser Claim, as applicable.

                  "COLLATERAL" means all Bank Collateral which does not constitute Purchased Property.

                  "COLLECTION ACCOUNT" has the meaning specified in the Pooling and Servicing Agreement.

                  "COLLECTION ACCOUNT BANK" has the meaning specified in the Pooling and Servicing Agreement.

                  "COLLECTIONS" means, with respect to any Purchased Receivable, all cash collections and other cash proceeds of such Purchased Receivable excluding, however, (i) such collections and proceeds received by Elder-Beerman with respect to the sale of the Purchased Receivables by Elder-Beerman to Chargit, (ii) such collections and proceeds received by Chargit with respect to the sale of the Purchased Receivables by Chargit to the Transferor and (iii) any Certificate received by the Transferor upon the transfer of Purchased Receivables to the Trustee on behalf of the Trust and any Supplemental Certificate (as defined in the Pooling and Servicing Agreement) issued pursuant to the Pooling and Servicing Agreement.

                  "COMPANY CLAIM" means all of the indebtedness, obligations and other liabilities of (i) the Transferor to Chargit and (ii) Chargit to Elder-Beerman arising under, or in connection with, the Purchase Agreements, including, but not limited to, obligations evidenced by any Subordinated Note, and any costs of collection or enforcement thereof.

                  "CONCENTRATION ACCOUNT" has the meaning specified in the Pooling and Servicing Agreement.

                  "CONCENTRATION ACCOUNT BANK" has the meaning specified in the Pooling and Servicing Agreement.

                  "EARLY AMORTIZATION EVENT" has the meaning specified in the Pooling and Servicing Agreement.


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                  "ENFORCEMENT" means, collectively or individually, for (i) the
Program Agent on behalf of the Certificateholders or the Trustee to declare an "Early Amortization Event" under the Purchaser Documents and to cease the purchase of Receivables under the Pooling and Servicing Agreement or (ii) the Majority Lenders or the Bank Agent to demand payment in full of or accelerate the Bank Claim, and to commence the judicial or nonjudicial enforcement of any of the rights and remedies, under the Bank Loan Documents.

                  "ENFORCEMENT NOTICE" means a written notice delivered in accordance with Section 2.05 hereof, which notice shall (i) if delivered by the Program Agent or the Trustee, state that an Early Amortization Event has occurred, specify the nature of such event and announce that an Enforcement Period has commenced and (ii) if delivered by the Bank Agent, state that an Event of Default has occurred, specify the nature of such event and announce that an Enforcement Period has commenced.

                  "ENFORCEMENT PERIOD" means the period of time following the receipt by either the Bank Agent or the Trustee of an Enforcement Notice delivered by the other such Person until the earliest of the following: (1) the Purchaser Claim Termination Date, in the case of an Enforcement Notice delivered by the Program Agent or the Trustee; (2) the Bank Claim has been paid and satisfied in full in cash, in the case of an Enforcement Notice delivered by the Bank Agent; and (3) the parties hereto agree in writing to terminate the Enforcement Period.

                  "EVENT OF DEFAULT" has the meaning specified in the Credit Agreement.

                  "LENDER PARTIES" means the Lenders and the Issuing Bank.

                  "MAJORITY LENDERS" has the meaning specified in the Credit Agreement.

                  "OBLIGOR" has the meaning specified in the Pooling and Servicing Agreement.

                  "PERSON" means an individual, corporation, trust (including a business trust), joint-stock company, limited liability company, unincorporated organization, association, partnership, joint venture, governmental authority or any other entity.

                  "PURCHASED PROPERTY" means (i) the Purchased Receivables, (ii) the Collections related to such Purchased Receivables and (iii) each Collection Account, the Concentration Account, the Excess Funding Account (as defined in the Pooling and Servicing Agreement) and each other account established pursuant to the Pooling and Servicing Agreement.

                  "PURCHASED RECEIVABLES" means now owned or hereafter existing Receivables sold or purported to be sold, contributed or otherwise transferred by one or more Originators to Chargit and/or to the Transferor under and pursuant to the terms of any Purchase

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Agreement other than Receivables arising after the Business Day immediately following the Business Day on which notice is delivered by the Bank Agent pursuant to Section 6.17 of the Credit Agreement.

                  "PURCHASER CLAIM" means all obligations of any Originator (as Servicer or otherwise) or of the Transferor to, or which have been assigned to or entered into in favor of, the Trustee, the Program Agent, or any Holder arising under any Purchaser Document and of any Obligor arising under any Purchased Receivable, including, but not limited to, all sums or increases now or hereafter advanced or made to or for the benefit of the Transferor thereunder, any interest thereon, any repayment obligations, indemnity payments, fees or expenses due thereunder, and any costs of collection or enforcement.

                  "PURCHASER DOCUMENTS" means the Purchase Agreements, each Subordinated Note, the Pooling and Servicing Agreement, the Series 1997-1 Supplement, the Certificate Purchase Agreement, the Collateral Investor Loan Agreement, the Fee Letter (as defined in the Pooling and Servicing Agreement) and any other agreements, instruments or documents (i) executed by an Originator and delivered to the Transferor or (ii) executed by the Transferor and delivered to the Trustee or Program Agent.

                  "PURCHASER CLAIM TERMINATION DATE" any date on which (i) the Purchaser Claim has been paid and satisfied in full in cash or (ii) the Trust shall have been completely terminated, and the Trustee shall have distributed all Trust Assets, in accordance with the Pooling and Servicing Agreement.

                  "RECEIVABLE" has the meaning specified in the Pooling and Servicing Agreement.

                  "RECORDS" means all contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to the Receivables and the related Obligors.

                  "RETURNED GOODS" means all right, title and interest of any Originator or the Transferor, as applicable, in and to returned, repossessed or foreclosed goods and/or merchandise the sale of which gave rise to a Purchased Receivable.

                  "RETURNED GOODS LIEN" has the meaning specified in Section 2.01(a).

                  "SERIES" has the meaning specified in the Pooling and Servicing Agreement.
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                  "STORE ACCOUNT" has the meaning specified in the Pooling and
Servicing Agreement).

                  "SUBORDINATED NOTE" has the meaning specified in the Purchase Agreements.

                  "TRUST ASSETS" has the meaning specified in the Pooling and Servicing Agreement.

                  "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.

                  "UNSOLD RECEIVABLES" means any Receivables other than Purchased Receivables.

                  SECTION 1.02. REFERENCES TO TERMS DEFINED IN THE PURCHASER DOCUMENTS AND THE BANK LOAN DOCUMENTS. Whenever in Section 1.01 a term is defined by reference to the meaning specified in any of the Purchaser Documents or Bank Loan Documents, then, unless otherwise specified herein, such term shall have the meaning specified in such Purchaser Documents or Bank Loan Documents, as the case may be, as in existence on the date hereof, without giving effect to any amendments of such term as may hereafter be agreed to by the parties to such documents, unless such amendments have been consented to in writing by all of the parties hereto.


                                   ARTICLE II

                            INTERCREDITOR PROVISIONS

                  SECTION 2.01. PRIORITIES WITH RESPECT TO PURCHASED PROPERTY.
(a) Notwithstanding any provision of the UCC, any applicable law or decision or any of the Bank Loan Documents or Purchaser Documents, the Bank Agent hereby agrees that, upon the sale or other transfer of an interest in each Purchased Receivable by Elder-Beerman to Chargit, and by Chargit to the Transferor, any lien, claim, encumbrance, security interest or other interest acquired by the Bank Agent or any Lender Party in such Purchased Receivable and proceeds thereof (other than the proceeds of such sale or transfer to the Transferor) and any other Trust Assets shall automatically and without further action cease and be released and the Bank Agent and the Lender Parties shall have no lien, claim, encumbrance, security interest or other interest or right therein; PROVIDED, HOWEVER, that nothing in this Section 2.01 shall be deemed to constitute a release by the Bank Agent of: (A) its lien on and security interest in the proceeds received by an Originator from the Transferor or from Chargit for the sale or other transfer of the Purchased Receivables (including, without limitation, cash payments made by the Transferor and any Subordinated Note issued by the Transferor in favor of, or endorsed to,


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an Originator, each in connection with such sales); (B) any lien on, security interest in or assignment of the Company Claim; (C) any lien, claim, encumbrance, security interest or other interest or right the Bank Agent has in any Unsold Receivables and the proceeds thereof, including, without limitation, Collections of Unsold Receivables which are at any time deposited in the Collection Accounts or the Concentration Account; and (D) any lien, claim, encumbrance, security interest or other interest or right the Bank Agent may have in any Subordinated Note or in any capital stock issued by the Transferor; and (E) any lien, claim, encumbrance, security interest or other interest or right (collectively, a "RETURNED GOODS LIEN") the Bank Agent may have in any interest of an Originator in Returned Goods. The security interest of the Bank Agent in Purchased Receivables reassigned by the Transferor to Chargit, and from Chargit to Elder-Beerman, pursuant to Section 2.04(e) of the Pooling and Servicing Agreement shall reattach upon such transfer.

                  (b) All interests of the Trustee in Returned Goods under the Purchaser Documents shall in all respects be junior and subordinate to any Returned Goods Lien in such Returned Goods, EXCEPT that (i) during any period in which an Early Amortization Event shall have occurred and be continuing, such Returned Goods Lien shall be junior and subordinate to all interests of the Trustee in any Returned Goods under the Purchaser Documents which have not been commingled with Collateral and (ii) the Trustee shall have no interest in any Returned Good the sale of which gave rise to a Receivable which shall have been paid in full. As among the Trustee and the Bank Agent, all proceeds of any Returned Goods shall be distributed FIRST to the party whose position is designated as senior in the preceding sentence and SECOND to the party whose position is designated as junior in the preceding sentence.

                  (c) The Bank Agent hereby acknowledges that each Subordinated
Note is subordinated to the Senior Debt as defined in such Subordinated Note.

                  SECTION 2.02. RESPECTIVE INTERESTS IN PURCHASED PROPERTY AND COLLATERAL. Except for all rights of access to and use of Records granted to the Trustee, the Program Agent and the other Beneficiaries pursuant to the Purchaser Documents, each of the Trustee (on behalf of the Trust) and the Program Agent agrees that it does not have and shall not have any security interest in, lien upon or interest in the Collateral. Except as otherwise specified in Section
2.01 above, the Bank Agent agrees that it does not have and shall not have any security interest in, lien upon or interest in the Purchased Property other than an interest in the Store Accounts for the benefit of itself and the Trustee.

                  SECTION 2.03. DISTRIBUTION OF PROCEEDS. At all times, all proceeds of Collateral and Purchased Property (including proceeds received in the Collection Accounts that are Store Accounts) shall be distributed in accordance with the following procedure:
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                  (a) Except as otherwise provided in Section 2.04 or Section
         2.01(b), (i) all Collections and other proceeds of the Collateral shall be paid or delivered to the Bank Agent for application on the Bank Claim in accordance with the Bank Documents and (ii) any remaining proceeds after the Bank Claim has been paid and satisfied in full in cash shall be paid to the Borrower or as otherwise required by applicable law.

                  (b) Except as otherwise provided in Section 2.04 or Section 2.01(b), (i) all Collections and other proceeds of the Purchased Property shall be paid or delivered to the Trustee on behalf of the Trust for application in accordance with the terms of the Supplements (as defined in the Pooling and Servicing Agreement) against the Purchaser Claim until the Purchaser Claim Termination Date, and (ii) any remaining Collections and proceeds shall be paid to the Transferor in accordance with the terms of the Supplements or as otherwise required by applicable law, PROVIDED, HOWEVER, that the Transferor and each Originator hereby agrees that all such remaining Collections and proceeds which, pursuant to the Purchaser Documents, are to be paid by the Transferor or by Chargit to an Originator, for application against the Company Claim shall be paid directly on behalf of such Originator to the Bank Agent for application against the Bank Claim before being paid to any Originator or the Transferor.

                  SECTION 2.04. COLLECTION ACCOUNTS. (a) The Trustee (on behalf of the Trust) and the Program Agent hereby acknowledge (i) that Elder-Beerman will deliver to the Bank Agent each Subordinated Note issued by the Transferor and transferred to Elder-Beerman by Chargit, as security for the Bank Claim,
(ii) that the Bank Agent shall be entitled to Collections of Unsold Receivables which may be deposited in the Collection Accounts or the Concentration Account and (iii) the interest of the Bank Agent and the Lender Parties in the Store Accounts, which are also held by the Bank Agent on behalf of the Trustee. The Servicer shall promptly notify the Trustee and the Bank Agent of any Collections of Unsold Receivables which are deposited in any Collection Account or the Concentration Account and shall promptly deliver such funds to the Bank Agent. The Trustee (on behalf of the Trust) agrees, upon the Bank Agent's written request, to notify (in such form as is provided by the Bank Agent) the Collection Account Banks and Concentration Account Bank of the Bank Agent's interest in and to such Collection Accounts or the Concentration Account, as applicable, in order to perfect the Bank Agent's interest in such Collection Accounts or the Concentration Account. The Bank Agent agrees upon the Trustee's written request, to notify (in such form as is provided by the Trustee) the Collection Account Banks which hold Store Accounts of the Trustee's interest in and to such Store Accounts in order to perfect the Trustee's interest in such Store Accounts.

                  (b) For purposes of determining whether specific Collections have been received on account of Purchased Property or on account of Unsold Receivables, the parties hereto agree as follows:
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                  (i) All payments made by an Obligor which is obligated to make payments on Purchased Receivables but is not obligated to make any payments on Unsold Receivables shall be conclusively presumed to be payments on account of Purchased Receivables, and all payments made by an Obligor which is obligated to make payments on Unsold Receivables but is not obligated to make any payments on Purchased Receivables shall be conclusively presumed to be payments on account of Unsold Receivables.

                  (ii) All payments made by an Obligor which is obligated to make payments with respect to both Purchased Receivables and Unsold Receivables shall be applied against the specific Receivables, if any, which are designated by such Obligor by reference to the applicable invoice as the Receivables with respect to which such payments should be applied. In the absence of such designation after reasonable efforts by the Originators to obtain such designation, such payments shall be applied against the oldest outstanding Receivables or portion thereof owed by such Obligor to the extent such oldest Receivable or portion thereof is not in dispute.

                  (c) Subject to the terms and conditions of this Section 2.04(c), the Trustee agrees that it shall transfer its ownership and control over the Collection Accounts (to the extent not previously transferred as in the case of the Store Accounts) and the Concentration Account to the Bank Agent upon receipt by the Trustee of any of (i) a certificate of the Program Agent to the effect that the Purchaser Claim Termination Date has occurred or (ii) a certificate of the Program Agent to the effect that, with respect to all Series, the Amortization Dates shall have occurred or a Trust Early Amortization Event shall have occurred and be continuing, that a Responsible Officer of the Trustee has been notified in writing of such occurrence, and that all outstanding Purchased Receivables have been paid in full in cash or (iii) written instructions (whether embodied in one or more documents) to the Trustee to make such transfer signed by each of the Program Agent, the Transferor, the Originators and the Bank Agent. Any such transfer shall be without representation, recourse or warranty of any kind on the part of the Trustee. Notwithstanding any such transfer, all Collections and other proceeds subsequently deposited into the Collection Accounts or the Concentration Account on account of the Purchased Property shall be delivered to the Trustee as provided in Section 2.04(b) above, unless otherwise limited by the Bank Agent after the Purchaser Claim Termination Date. The Bank Agent agrees that, at the time of such transfer, the Bank Agent shall take such steps as may be reasonably requested by the Trustee, the Transferor or the Program Agent (including, without limitation, notification to the Collection Account Banks and Concentration Account Bank of the Trustee's continuing interest on behalf of the Trust, if any, in the Collection Accounts and the Concentration Account) to maintain perfection of the Trustee's interest on behalf of the Trust in such Collection Accounts and the Concentration Account.


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                  (d) In order to effect more fully the provisions of this
Agreement, each of the Trustee and the Bank Agent hereby agrees that, from and after an Early Amortization Event: (i) during any period that the Trustee has control over the Collection Accounts, the Trustee shall provide to the Bank Agent upon prior written request a copy of the latest monthly account statement relating to the Collection Accounts during the Trustee's administration; (ii) in the event that the Bank Agent has control over the Collection Accounts pursuant to clause (iii) of Section 2.04(c) above, the Program Agent shall be entitled to review the Bank Agent's records of receipts of Collections and application of proceeds therefrom; (iii) in the event that the Bank Agent shall foreclose or otherwise dispose of any commingled inventory described in Section 2.01(b), the Program Agent shall be allowed to have a representative observe such foreclosure or disposition and the Bank Agent's application of proceeds received therefrom; and (iv) neither the Bank Agent, the Trustee or the Program Agent shall, before the Purchaser Claim Termination Date, send any notices to any obligor of any Receivable directing such obligor to remit Collections of any Receivables other than to the Collection Accounts.

                  (e) The Trustee and Program Agent each further agree that they will not cause the Servicer to be replaced by a successor servicer unless (i) a "Servicer Default" has occurred under and as defined in the Pooling and Servicing Agreement; (ii) such successor servicer is a "Successor Servicer" under and as defined in the Pooling and Servicing Agreement; and (iii) such successor servicer has acknowledged the terms of this Agreement and agreed to be bound hereby.

                  SECTION 2.05. ENFORCEMENT ACTIONS. Each of the Bank Agent, the Trustee, and the Program Agent agrees to use reasonable efforts to give an Enforcement Notice to each other such Person prior to commencement of Enforcement and further agrees that during the period, if any, between the giving of such Enforcement Notice and the commencement of Enforcement thereunder, each party receiving such notice shall have the right to the extent within its power (but not the obligation) to cure the Event of Default or Early Amortization Event which has occurred under the Bank Loan Documents or the Purchaser Documents, respectively, and to which such Enforcement Notice relates. Subject to the foregoing, the parties hereto agree that during an Enforcement
Period:

                  (a) Subject to any applicable restrictions in the Purchaser Documents, the Trustee may take any action to liquidate the Purchased Property or to foreclose or realize upon or enforce any of the rights of the Trust with respect to the Purchased Property without the prior written consent of any Lender Party or any other party hereto; PROVIDED, HOWEVER, that with respect to Returned Goods the Trustee shall not take any action to foreclose or realize upon or to enforce any rights it may have with respect to any Collateral or any Purchased Property constituting Returned Goods in which the Trustee then has an interest junior and subordinate to a Returned Goods Lien

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         without the prior written consent of the Bank Agent, unless the Bank
         Claim shall have been first paid and satisfied in full in cash, and the Trustee shall apply the proceeds of such Returned Goods as provided in
         Section 2.01(b) above.

                  (b) Subject to any applicable restrictions in the Bank Loan Documents, the Bank Agent may, at its option and without the prior written consent of the other parties hereto, take any action to accelerate payment of the Bank Claim and to foreclose or realize upon or enforce any of its rights with respect to (A) the Collateral and (B) any Purchased Property constituting Returned Goods; PROVIDED, HOWEVER, that the Bank Agent shall not otherwise take any action to foreclose or realize upon or to enforce any rights it may have with respect to any of the Purchased Property constituting Returned Goods in which a Returned Goods Lien is then junior and subordinate to an interest of the Trustee in such Returned Goods (to the extent that such interest has been so identified to the Bank Agent with sufficient specificity so as to enable the Trustee to segregate such property) without the Program Agent's prior written consent (unless the Purchaser Claim Termination Date shall have occurred) and the Bank Agent shall apply proceeds of any Purchased Property consisting of Returned Goods as provided in Section 2.01(b) above.

                  SECTION 2.06. ACCESS TO AND USE OF COLLATERAL. The Trustee, the Program Agent and the Bank Agent hereby agree that, notwithstanding the priorities set forth in this Agreement, the Trustee and the Bank Agent shall have the following rights of access to and use of the Purchased Property and the Collateral, respectively:

                  (a) Subject to any applicable restrictions in the Purchaser Documents, each of the Trustee and the Program Agent may enter one or more premises of any Originator or the Transferor, whether leased or owned, at any time during reasonable business hours, without force or process of law and without obligation to pay rent or compensation to any Originator, the Transferor or the Bank Agent, whether before, during or after an Enforcement Period, and may have access to and use of all Records located thereon and may have access to and use of any other property to which such access and use are granted under the Purchaser Documents, in each case provided that such use is for any purpose permitted under the Purchaser Documents or for the purposes of enforcing the rights of the Trust with respect to the Purchased Property.

                  (b) Subject to any applicable restrictions in the Bank Loan Documents and any Subordinated Note, the Bank Agent may enter one or more premises of any Originator or the Transferor, whether leased or owned, at any time during reasonable business hours, without force or process of law and without obligation to pay rent or compensation to any Originator, the Transferor or the Trustee, whether before, during or after an Enforcement Period, and may have access to and use of all Records located thereon, provided that such use is for any purpose permitted under the Bank Loan Documents or for the purposes of enforcing the Bank Agent's rights (i) with respect to the Collateral and (ii) subject to the limits provided in Section 2.01 above, with respect to the Purchased Property.

                  SECTION 2.07. NOTICE OF DEFAULTS. The Bank Agent agrees to use reasonable efforts to give to the Trustee and the Program Agent copies of any notice sent to the Borrower with respect to the occurrence or existence of an Event of Default which continues for a period of ten (10) consecutive Business Days without there being in effect a waiver thereof or an agreement forbearing from the exercise of remedies duly executed by the parties required to do so under the applicable Bank Loan Documents. The Trustee agrees to use reasonable efforts to give to the Bank Agent copies of any notice sent to any Originator or the Transferor with respect to the occurrence or existence of an Early Amortization Event which continues for any period of ten (10) consecutive Business Days without there being in effect a waiver thereof or an agreement forbearing from the exercise of remedies duly executed by the parties required to do so under the applicable Purchaser Documents. Notwithstanding the foregoing, any failure by any party hereto to give such notice shall not create a cause of action against any party failing to give such notice or create any claim or right on behalf of any third party. In each of the above cases, the party receiving such notice shall have the right to the extent within its power (but not the obligation) to cure the Event of Default or Early Amortization Event, as the case may be, which gave rise to the sending of such notice.

                  SECTION 2.08. AGENCY FOR PERFECTION. The Trustee and the Bank Agent hereby appoint each other as agent for purposes of perfecting by possession their respective security interests and ownership interests and liens on the Collateral (which may include any Subordinated Note) and Purchased Property. In the event that the Trustee, to the actual knowledge of a Responsible Officer thereof, obtains possession of any of the Collateral, the Trustee shall notify the Bank Agent of such fact, shall hold such Collateral in trust and, subject to Section 2.01(b), shall deliver such Collateral to the Bank Agent upon request. In the event that the Bank Agent, to the actual knowledge of a Responsible Officer thereof, obtains possession of any of the Purchased Property, the Bank Agent shall notify in writing the Trustee and the Program Agent of such fact, shall hold such Purchased Property in trust and, subject to
Section 2.01(b), shall deliver such Purchased Property to the Trustee upon request.

                  SECTION 2.09. UCC NOTICES. In the event that any party hereto shall be required by the UCC or any other applicable law to give notice to the other of intended disposition of Purchased Property or Collateral, respectively, such notice shall be given in accordance with Section 3.01 hereof and ten (10) days' notice shall be deemed to be commercially reasonable.

                  SECTION 2.10. INDEPENDENT CREDIT INVESTIGATIONS. None of the Trustee, the Program Agent or the Bank Agent or any of their respective directors, officers, agents or employees shall be responsible to the other or to any other Person for the solvency, financial condition or ability of the Originators or the Transferor to repay the Purchaser Claim or the Bank Claim, or for the worth of the Purchased Property or the Collateral, or for statements of either the Originators or the Transferor, oral or written, or for the validity, sufficiency or enforceability of the Purchaser Claim, the Bank Claim, the Purchaser Documents, the Bank Loan Documents, the Trustee's interest on behalf of the Trust in the Purchased Property or the Bank Agent's interest in the Collateral or any other collateral. The Bank Agent and the Program Agent have entered into their respective agreements with the Originators or the Transferor, as applicable, based upon their own independent investigations. None of the Bank Agent, the Program Agent or the Trustee makes any warranty or representation to the other nor does it rely upon any representation of the other with respect to matters identified or referred to in this Section 2.10.

                  SECTION 2.11. LIMITATION ON LIABILITY OF PARTIES TO EACH OTHER. Except as provided in this Agreement, the Bank Agent shall have no liability to the Trustee or the Program Agent, and the Trustee and the Program Agent shall have no liability to the Bank Agent, except in each case for liability arising from the gross negligence or willful misconduct of such party or its representatives. The Bank Agent shall have no liability to any other party hereto and the Trustee and the Program Agent shall have no liability to any other party hereto in each case for consequential or exemplary damages.

                  SECTION 2.12. MARSHALLING OF ASSETS. Nothing in this Agreement will be deemed to require either the Trustee or the Bank Agent (i) to proceed against certain property securing any or all of the Bank Claim or the Purchaser Claim prior to proceeding against other property securing any such Claim or (ii) to marshal the Collateral or the Purchased Property (as applicable) upon the enforcement of the Bank Agent's or the Trustee's rights or remedies under the Bank Loan Documents or Purchaser Documents, as applicable.

                  SECTION 2.13. RELATIVE RIGHTS OF CERTIFICATEHOLDERS AND LENDER PARTIES AS AMONG THEMSELVES. The relative rights of the Certificateholders, each as against the other, with respect to the exercise of the rights and the receipt of the benefits granted by the Trustee hereunder shall be determined by mutual agreement among such parties in accordance with the terms of the Purchaser Documents. Each of the parties hereto (other than the Trustee) shall be entitled to rely on the power and authority of the Trustee to act on behalf of all of the Certificateholders. The relative rights of the Lender Parties, each as against the other, with respect to the exercise of the rights and the receipt of the benefits granted by the Bank Agent shall be determined by mutual agreement among the parties in accordance with the terms of the Loan Documents. Each of the parties hereto (other than the Bank Agent) shall be entitled to rely conclusively on the power and authority of the Bank Agent to act on behalf of all of the Lender Parties.

                  SECTION 2.14. EFFECT UPON BANK LOAN DOCUMENTS AND PURCHASER DOCUMENTS. By executing this Agreement, the Originators and the Transferor agree to be bound by the provisions hereof (i) as they relate to the relative rights of the Bank Agent and the Trustee on behalf of the Trust with respect to the property of the Originators and (ii) as they relate to the relative rights of Chargit and the Trustee on behalf of the Trust as creditors of the Transferor. Each of the Originators and the Transferor acknowledge that the provisions of this Agreement shall not give the Originators or the Transferor any substantive rights as against any other Person and that nothing in this Agreement shall amend, modify, change or supersede the terms of (x) the Bank Loan Documents as between the Borrower, Chargit, the Bank Agent and the Lender Parties or (y) the Purchaser Documents as among the Originators, the Transferor, the Trustee, the Certificateholders, the Liquidity Providers and the Program Agent. The Bank Agent, individually and on behalf of the Issuing Banks and the Lenders, hereby confirms that the Purchaser Documents in existence as of the date hereof have been furnished to it, the Issuing Banks and the Lenders and that the Bank Loan Documents expressly permit the transactions contemplated thereby and hereby consents to the execution, delivery and performance by each Originator and the Transferor of such Purchaser Documents. Notwithstanding the foregoing, the Bank Agent, on the one hand, and the Trustee and the Program Agent, on the other hand, agree that, as between themselves, to the extent the terms and provisions of the Bank Loan Documents or the Purchaser Documents are inconsistent with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control.

                  SECTION 2.15. ACCOUNTINGS. To the extent not provided by the Originators, (a) the Bank Agent agrees to render accounts of the Bank Claim to the Program Agent upon request, including but not limited to giving effect to the application of proceeds of any collateral as hereinbefore provided and (b) the Program Agent agrees to render statements to the Bank Agent upon request, which statements shall identify in reasonable detail the Purchased Receivables and shall render an account of the Purchaser Claim, giving effect to the application of proceeds of Purchased Property as hereinbefore provided.

                  SECTION 2.16. FURTHER ASSURANCES. Each of the parties hereto agrees to take such actions as may be reasonably requested by any other party, whether before, during or after an Enforcement Period, in order to effect the rules of distribution and allocation set forth above in this Article II.

                  SECTION 2.17. SUBORDINATED CERTIFICATES. Until the Bank Claim has been paid in full and satisfied in full in cash, the Transferor and the Originators shall not authorize or permit the Trust to issue any Certificate (as defined in the Pooling and Servicing

Agreement) to any Person other than the Transferor unless either (a) such Certificate is issued under a Supplement (as defined in the Pooling and Servicing Agreement) which does not subordinate such Certificate in any respect to any other Investor Certificate (as defined in the Pooling and Servicing Agreement) then outstanding or (b) the Bank Agent has consented to such issuance.


                                   ARTICLE III

                                  MISCELLANEOUS

                  SECTION 3.01. NOTICES. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex and facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or overnight courier or facsimile, to the intended party at the address or facsimile number of such party set forth below or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (a) if personally delivered, when received,
(b) if sent by certified mail, four Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, two Business Days after having been given to such courier, unless sooner received by the addressee and (d) if transmitted by facsimile, when sent, upon receipt confirmed by telephone or electronic means. Notices and communications sent hereunder on a day that is not a Business Day shall be deemed to have been sent on the following Business Day.

                  If to the Program Agent:

                             Citicorp North America, Inc.
                             450 Mamaroneck Avenue
                             Harrison, New York 10528
                             Facsimile No.: 914-899-7015
                             Confirmation No.: 914-899-7338
                             Attention: Madelyn Arroup
                             with a copy to:

                             Citicorp North America, Inc.
                             399 Park Avenue
                             6th Floor, Zone 6
                             New York, New York  10043
                             Facsimile No.:  212-758-7245
                             Confirmation No.:  212-559-2375
                             Attention:  Susan Olsen

                  If to the Transferor:

                             3155 El-Bee Road
                             Dayton, Ohio  45439
                             Facsimile No.: 937-296-4674
                             Confirmation No.: 937-296-2689
                             Attention:  President


                  If to Elder-Beerman:

                             3155 El-Bee Road
                             Dayton,  Ohio 45439
                             Facsimile No.: 937-296-4625
                             Confirmation No.: 937-296-4698
                             Attention:  Sr. Vice President and Treasurer


                  If to Chargit:

                             3155 El-Bee Road,
                             Dayton, Ohio 45349
                             Facsimile No.: 937-296-4674
                             Confirmation No.: 937-296-4698
                             Attention:  President

                  If to the Trustee:

                             Bankers Trust Company
                             Four Albany Street
                             10th Floor
                             New York, New York  10006
                             Facsimile No.:  212-250-6439

                             Confirmation No.:  212-250-6137
                             Attention:  Structured Finance Team

                  If to the Bank Agent:

                             Citicorp USA, Inc.
                             399 Park Avenue
                             Sixth Floor, Zone 4
                             New York, New York 10043
                             Facsimile No.: (212) 793-1290
                             Attention:   Claudia Slacik

Except as otherwise expressly required by this Agreement, no notice shall be required to be given to any Lender Party under any Bank Loan Document, other than to the Bank Agent.

                  SECTION 3.02. AGREEMENT ABSOLUTE. Each of the Program Agent and the Trustee shall be deemed to have entered into the Purchaser Documents in express reliance upon this Agreement. The Bank Agent and the Lender Parties shall be deemed to have entered into the Bank Loan Documents in express reliance upon this Agreement. This Agreement shall be and remain absolute and unconditional under any and all circumstances, and no acts or omissions on the part of any other party to this Agreement shall affect or impair the agreement of any party to this Agreement, unless otherwise agreed to in writing by all of the parties hereto. This Agreement shall be applicable both before and after the filing of any petition by or against any Originator or the Transferor under the Bankruptcy Code and all references herein to any Originator or the Transferor shall be deemed to apply to a debtor-in-possession or trustee for such party and all allocations of payments among the parties hereto shall, subject to any court order to the contrary, continue to be made after the filing of such petition on the same basis that the payments were to be applied prior to the date of the petition.

                  SECTION 3.03. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. The successors and assigns for the Originators and the Transferor shall include a debtor-in-possession or trustee of or for such party. The successors and assigns for the Bank Agent, the Trustee or the Program Agent, as the case may be, shall include any successor Bank Agent, Trustee or Program Agent, as the case may be, appointed under the terms of the Bank Loan Documents or the Purchaser Documents, as applicable. Each of the Bank Agent, the Trustee and the Program Agent, as the case may be, agrees not to transfer any interest it may have in the Bank Loan Documents or the Purchaser Documents, as the case may be, unless such transferee has been notified of the existence of this Agreement and has agreed to be bound hereby.

                  SECTION 3.04. THIRD-PARTY BENEFICIARIES. The terms and provisions of this Agreement shall be for the sole benefit of the parties hereto, the Certificateholders, the Liquidity Providers and the Lender Parties and their respective successors and assigns and no other Person shall have any right, benefit or priority by reason of this Agreement.

                  SECTION 3.05. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by all the parties hereto, and any such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 3.06. SECTION TITLES. The article and section headings contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  SECTION 3.07. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  SECTION 3.08. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 3.09. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Bankers Trust Company, not individually or personally, but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) any representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Bankers Trust Company, but are made and intended for the purpose of binding only the Trust, and (c) under no circumstances shall Bankers Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement, except to the extent such breach or failure resulted from the gross negligence, bad faith or willful misconduct of the Trustee.

                  SECTION 3.10 GOVERNING LAW. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 3.11. SUBMISSION TO JURISDICTION. (i) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the Bank Loan Documents or Purchaser Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any of the Bank Loan Documents or Purchaser Documents shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any Bank Loan Documents or Purchaser Documents to which it is a party in the courts of any jurisdiction.

                  (ii) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the Bank Loan Documents or Purchaser Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  SECTION 3.12. CONSENT TO SERVICE OF PROCESS. Each party to this Agreement irrevocably consents to service of process by personal delivery, certified mail, postage prepaid or overnight courier. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 3.13. WAIVER OF JURY TRIAL. Each party to this Agreement waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to this Agreement or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or therewith or arising from any course of conduct, course of dealing, statements (whether oral or written), actions of any of the parties hereto or any other relationship existing in connection with this Agreement, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                      CITICORP NORTH AMERICA, INC., as
                                       Program Agent and as Collateral Investor



                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                      THE EL-BEE RECEIVABLES
                                        CORPORATION, as Transferor



                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:



                                       THE EL-BEE CHARGIT CORP.,
                                         as Originator and as Servicer



                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                      THE ELDER-BEERMAN STORES CORP.,
                                       as Borrower and as Originator



                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:




                                      ELDER-BEERMAN MASTER TRUST

                                      BY: BANKERS TRUST COMPANY,
                                          not in its individual capacity, but
                                          solely as Trustee



                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:



                                      CITICORP USA, INC.,
                                         as Bank Agent



                                      By:
                                          -------------------------------------
                                          Name:
                                          Title: